SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: May 11, 2005
(Date of Earliest Event Reported)

TARRAGON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	0-22999 (Commission File No.)	94-2432628 (I.R.S. Employer Identification No.)

1775 Broadway, 23rd Floor
New York, New York 10019
(Address of principal executive offices)

212-949-5000
(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On May 11, 2005, Tarragon Corporation (“Tarragon” or the “Company” or the “Issuer”) issued a Press Release reporting its first quarter results for the quarter ended March 31, 2005, an update on capital redeployment activities, revised guidance and other information about Tarragon’s homebuilding activity. A copy of the Press Release is attached hereto as Exhibit “99.1.”

      The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on
Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

      The following is filed herewith as an exhibit or incorporated by referenced as indicated below:

Exhibit Designation	Description of Exhibit
99.1*	Press Release dated May 11, 2005.

*Filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2005	TARRAGON CORPORATION
	By:	/s/ Erin D. Pickens
Erin D. Pickens, Executive Vice
President and Chief Financial Officer

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